Unaudited Pro Forma Financial Information

The following unaudited pro forma combined condensed statement of condition as of June 30, 1994, gives effect to (i) the acquisitions of BNR and First Community by Regions, assuming such acquisitions are accounted for as poolings of interests, and (ii) the acquisitions of First Fayette, Union, and ABI and the RTC Transactions, assuming such transactions are treated as purchases for accounting purposes, as if all such transactions had been consummated on June 30,1994.


The following unaudited pro forma combined condensed statements of income for the six months ended June 30, 1994, and year ended December 31, 1993, give effect to (i) the acquisitions of BNR and First Community by Regions, assuming such acquisitions are accounted for as poolings of interests, and (ii) the acquisitions of First Fayette, Union and ABI, assuming such acquisitions are treated as purchases for accounting purposes, as if all such transactions had been consummated on January 1,1993.


The following unaudited pro forma combined condensed statements of income for the years ended December 31, 1992 and 1991, give effect to the acquisitions of BNR and First Community by Regions, assuming such acquisitions are accounted for as poolings of interests and had been consummated on January 1, 1991.

The unaudited pro forma combined condensed financial statements are presented for informational purposes only and are not necessarily indicative of the combined financial position or results of operation which would actually have occurred if the transactions had been consummated at the date and for the periods indicated or which may be obtained in the future.

Regions Financial Corporation
Unaudited Pro Forma Combined Condensed Statement of Condition
As of June 30, 1994

(in thousands)

                                                                         First     First                             RTC
                    ASSETS                        Regions       BNR     Fayette  Community   Union      ABI      Transactions
                                                  -------       ---     -------  ---------   -----      ---      ------------
 Cash and due from banks                       $   393,188   $  3,748  $  2,564  $  4,527  $ 20,943   $ 29,940     $58,676

 Interest-bearing deposits in other banks              630
 Securities - held to maturity                   1,882,843     27,895    42,201    31,744    93,881     24,220
 Securities - available for sale                   546,022     31,474     8,641     9,845    99,979     13,016

 Trading account assets                              8,487
 Mortgage loans held for sale                      331,550
 Federal fund sold and securities
   purchased under agreement to resell              12,909      1,175     7,725     5,100    33,775      5,000
 Loans, net of unearned income                   7,297,575     68,220    15,558    74,073   165,071    210,998         169
 Less: allowance for loan losses                  (108,286)      (886)     (163)   (1,122)   (4,118)    (3,182)

 Premises and equipment, net                       142,852      2,355       190     3,768     7,341      5,397
 Other real estate                                   9,688         77                  41     2,422        436
 Excess purchase price                              48,898                                                 152       4,693


 Due from customers on acceptances                  46,348
 Other assets                                      210,104      5,209       838     1,434     9,632      3,349           1
                                               -----------   --------   -------  --------  --------   --------     -------
                 TOTAL ASSETS                  $10,822,808   $139,267   $77,554  $129,410  $428,926   $289,326     $63,539
                                               ===========================================================================

                                                        Adjustments             Regions and All
                                                         Increase              Other Acquisitions
                    ASSETS                              (Decrease)             Pro Forma Combined
                                                        -----------            ------------------
 Cash and due from banks                               $                          $   513,586

 Interest-bearing deposits in other banks                                                 630
 Securities - held to maturity                                                      2,102,784
 Securities - available for sale                                                      708,977

 Trading account assets                                                                 8,487
 Mortgage loans held for sale                                                         331,550
 Federal fund sold and securities
   purchased under agreement to resell                     (62)f                       65,622
 Loans, net of unearned income                                                      7,831,664
 Less: allowance for loan losses                                                     (117,757)

 Premises and equipment, net                                                          161,903
 Other real estate                                                                     12,664
 Excess purchase price                                   2,390 c                      114,024
                                                          (152)e
                                                        37,689 e
                                                        20,354 g

 Due from customers on acceptances                                                     46,348
 Other assets                                                                         230,567
                                                       -------                    -----------
                 TOTAL ASSETS                          $60,219                    $12,011,049
                                                       ======================================

                                                                     First     First                           RTC
      LIABILITIES AND STOCKHOLDERS' EQUITY      Regions     BNR     Fayette  Community   Union      ABI    Transactions
                                                -------     ---     -------  ---------   -----      ---    ------------
Non-interest-bearing deposits                 $ 1,186,893   $  9,655 $ 8,047 $ 12,353  $ 60,115  $ 78,432     $10,055
Interest-bearing deposits                       7,600,656    111,950  53,593  106,780   263,968   182,645      53,484
Federal funds purchased and securities
  sold under agreements to repurchase             510,040                                56,636
Other borrowed money                              455,970                705      500


Bank acceptances outstanding                       46,348
Other liabilities                                 117,451      1,887     599      714     3,561     1,548
                                              -----------   -------- ------- --------  --------  --------     -------
              Total Liabilities                 9,917,358    123,492  62,944  120,347   384,280   262,625      63,539


Common stock                                       27,194      3,375     256      700     1,937     8,759



Surplus                                           379,105      3,813   5,110    8,007    14,060     4,593



Undivided profits                                 515,804      9,366   9,371    1,743    29,671    13,376


Less: Treasury and unearned restricted stock      (17,541)      (439)




Unrealized gain (loss) on securities available
   for sale, net of tax                               888       (340)   (127)  (1,387)   (1,022)      (27)
                                              -----------   -------- ------- --------  --------  --------
          Total Stockholders' Equity              905,450     15,775  14,610    9,063    44,646    26,701
                                              -----------   -------- ------- --------  --------  --------     -------
         TOTAL LIABILITIES AND
            STOCKHOLDERS' EQUITY              $10,822,808   $139,267 $77,554 $129,410  $428,926  $289,326     $63,539
                                              =======================================================================


                                                   Adjustments        Regions and All
                                                    Increase        Other Acquisitions
      LIABILITIES AND STOCKHOLDERS' EQUITY         (Decrease)       Pro Forma Combined
                                                   -----------      ------------------
Non-interest-bearing deposits                      $                   $1,365,550
Interest-bearing deposits                                               8,373,076
Federal funds purchased and securities
  sold under agreements to repurchase                                     566,676
Other borrowed money                                  17,000 c            599,175
                                                      60,062 d
                                                      64,938 f
Bank acceptances outstanding                                               46,348
Other liabilities                                                         125,760
                                                     -------           ----------
              Total Liabilities                      142,000           11,076,585


Common stock                                          (2,922)a             28,063
                                                        (284)b
                                                        (256)c
                                                      (8,759)e
                                                      (1,937)g

Surplus                                                2,483 a            394,033
                                                         284 b
                                                      (5,110)c
                                                      (4,593)e
                                                         341 e
                                                     (14,060)g

Undivided profits                                     (9,371)c            526,913
                                                     (13,376)e
                                                     (29,671)g

Less: Treasury and unearned restricted stock             439 a            (13,706)
                                                     (60,062)d
                                                      63,897 e
                                                     (65,000)f
                                                      65,000 g


Unrealized gain (loss) on securities available
  for sale, net of tax                                   127 c               (839)
                                                          27 e
                                                       1,022 g
                                                    --------          -----------
         Total Stockholders' Equity                  (81,781)             934,464
                                                    --------          -----------
        TOTAL LIABILITIES AND
           STOCKHOLDERS' EQUITY                     $ 60,219          $12,011,049
                                                    =============================

See notes to the unaudited pro forma combined condensed statement of condition.

Regions Financial Corporation
Notes to Unaudited Pro Forma Combined Condensed Statement of Condition




a) Upon consummation of the merger with BNR, each share of BNR common stock was converted into 2.2239 shares of Regions Common Stock, resulting in the issuance of 725,477 shares of Regions Common Stock. The BNR transaction was accounted for as a pooling of interests, therefore the effect upon stockholders' equity was to increase Regions stockholders' equity by the total equity of BNR. A reclassification from common stock to surplus resulted from the issuance of the shares.


b) Upon consummation of the merger with First Community, each share of First Community will be converted into 0.95 of a share of Regions Common Stock. The First Community transaction will be accounted for as a pooling of interests, therefore the effect upon stockholders' equity will be to increase Regions stockholders' equity by the total equity of First Community. The unaudited pro forma financial statements have been prepared assuming that Regions will issue approximately 664,914 shares of Regions Common Stock for all the outstanding shares of First Community common stock. A reclassification from common stock to surplus results from the issuance of the shares.

c) To reflect the purchase of all outstanding shares of First Fayette for $17,000,000 in cash and notes.

d) To reflect the purchase of 1,668,387 shares of treasury stock at $36.00 per share to effect the ABI transaction.

e) To reflect the elimination of ABI's capital accounts in accordance with purchase accounting, and corresponding exchange of 1,784,387 shares of Regions Common Stock for all the outstanding shares of ABI common stock, assuming a market price of $36.00 per share for Regions Common Stock. The Regions Common Stock exchanged is reflected as being issued from treasury stock.

f) To reflect the purchase of 1,805,556 shares of treasury stock at $36.00 per share to effect the Union transaction.

g) To reflect the elimination of Union's capital accounts in accordance with purchase accounting, and corresponding exchange of 1,805,556 shares of Regions Common Stock for all the outstanding shares of Union common stock, assuming a market price of $36.00 per share for Regions Common Stock. The Regions Common Stock exchanged is reflected as being issued from treasury stock.

Regions Financial Corporation
Unaudited Pro Forma Combined Condensed Statement of Income
Six months ended June 30, 1994

                                                                                                 Adjustments    Regions and All
(in thousands, except per share amounts)                         First     First                   Increase    Other Acquisitions
                                           Regions    BNR    Fayette  Community  Union     ABI    (Decrease)   Pro Forma Combined
                                           -------    ---    -------  ---------  -----     ---   -----------   ------------------
Interest income                           $356,621   $4,880   $2,429    $4,469  $12,321  $10,863       ($2)e      $391,581


Interest expense                           152,323    1,646      930     1,981    5,676    3,253       490 c       171,180
                                          --------   ------   ------    ------  -------  -------     4,881 d      --------
                                                                                                  --------
  Net interest income                      204,298    3,234    1,499     2,488    6,645    7,610    (5,373)        220,401
Provision for loan losses                    9,179      150       20       108   (1,797)     455                     8,115
Non-interest income                         72,572      633      755       534    2,434    2,480                    79,408
Non-interest expense                       164,036    2,549      729     1,452    6,615    6,105       (30)a       183,191
                                          --------   ------   ------    ------  -------  -------     1,885 b      --------
                                                                                                      (150)f
                                                                                                    ------
  Income before income taxes               103,655    1,168    1,505     1,462    4,261    3,530    (7,078)        108,503
Applicable income taxes                     34,435      374      553       466    1,368    1,126    (2,041)g        36,281
                                          --------   ------   ------    ------  -------  -------    ------        --------
  Net Income                              $ 69,220   $  794   $  952    $  996  $ 2,893  $ 2,404   ($5,037)       $ 72,222
                                          ================================================================        ========

Earnings per common share                 $   1.65                                                                $   1.67
                                          ========                                                                ========

Average common shares outstanding           41,925      722                665                                      43,312

See notes to unaudited pro forma combined condensed statements of income.

Regions Financial Corporation
Unaudited Pro Forma Combined Condensed Statement of Income
Year ended December 31, 1993


                                                                                                 Adjustments    Regions and All
(in thousands, except per share amounts)                        First     First                    Increase    Other Acquisitions
                                              Regions   BNR    Fayette  Community  Union    ABI   (Decrease)   Pro Forma Combined
                                              -------   ---    -------  ---------  -----    ---   -----------  ------------------
Interest income                              $555,667 $10,131  $4,854    $8,058   $26,060 $22,082       ($4)e      $626,848

Interest expense                              213,614   3,349   1,811     3,805    12,347   6,474       699 c       251,862
                                             -------- -------  ------    ------   ------- -------     9,763 d      --------
                                                                                                    -- -----
  Net interest income                         342,053   6,782   3,043     4,253    13,713  15,608   (10,466)        374,986
Provision for loan losses                      21,533     220      40       168         0   1,281                    23,242
Non-interest income                           132,027   1,007     345       985     4,176   4,135                   142,675
Non-interest expense                          287,026   4,707   1,351     2,692    13,279  11,929       (60)a       324,458
                                             -------- -------  ------    ------   ------- -------     3,834 b       --------
                                                                                                       (300)f
                                                                                                    -------
  Income before income taxes                  165,521   2,862   1,997     2,378     4,610   6,533   (13,940)        169,961
Applicable income taxes                        53,476     824     695       670       142   2,144    (4,002)g        53,949
                                             -------- -------  ------    ------   ------- -------   -------        --------
  Income before cumulative effect of
    change in accounting principle           $112,045 $ 2,038  $1,302    $1,708    $4,468 $ 4,389   ($9,938)       $116,012
                                             ==============================================================        ========

Earnings per common share                    $   3.01                                                              $   3.01
                                             ========                                                              ========

Average common shares outstanding              37,205     722               665                                      38,592

See notes to unaudited pro forma combined condensed statements of income.

Regions Financial Corporation
Unaudited Pro Forma Combined Condensed Statement of Income
Year ended December 31, 1992

                                                                                                Regions and All
(in thousands, except per share amounts)                                First             Other Poolings-of-Interests
                                                                                                 Acquisitions
                                                      Regions    BNR   Community               Pro Forma Combined
                                                      -------    ---   ---------           --------------------------
Interest income                                      $536,747  $10,479   $7,246                     $554,472


Interest expense                                      224,068    3,987    3,743                      231,798
                                                     --------  -------   ------                     --------
  Net interest income                                 312,679    6,492    3,503                      322,674
Provision for loan losses                              27,072      140      431                       27,643
Non-interest income                                   119,077    1,033      925                      121,035
Non-interest expense                                  264,659    4,967    2,348                      271,974
                                                     --------  -------   ------                     --------

  Income before income taxes                          140,025    2,418    1,649                      144,092
Applicable income taxes                                44,977      563      550                       46,090
                                                     --------  -------   ------                     --------
  Income before cumulative effect of change
    in accounting principle                          $ 95,048  $ 1,855   $1,099                     $ 98,002
                                                     ==========================                     ========

Earnings per common share                            $   2.60                                       $   2.58
                                                     ========                                       ========

Average common shares outstanding                      36,532      722      665                       37,919

Regions Financial Corporation
Unaudited Pro Forma Combined Condensed Statement of Income
Year ended December 31, 1991

                                                                                                  Regions and All
(in thousands, except per share amounts)                                                    Other Poolings-of-Interests
                                                                        First                       Acquisitions
                                                      Regions    BNR   Community                 Pro Forma Combined
                                                      -------    ---   ---------             --------------------------
Interest income                                      $556,821  $11,245   $6,189                       $574,255


Interest expense                                      292,017    5,995    3,595                        301,607
                                                     --------  -------   ------                       --------
  Net interest income                                 264,804    5,250    2,594                        272,648
Provision for loan losses                              24,005       75      278                         24,358
Non-interest income                                   101,457      619      614                        102,690
Non-interest expense                                  230,340    4,824    1,834                        236,998
                                                     --------  -------   ------                       --------

  Income before income taxes                          111,916      970    1,096                        113,982
Applicable income taxes                                33,660       84      394                         34,138
                                                     --------  -------   ------                       --------
  Income before cumulative effect of
    change in accounting principle                   $ 78,256  $   886   $  702                       $ 79,844
                                                     ==========================                       ========

Earnings per common share                            $   2.16                                         $   2.12
                                                     ========                                         ========

Average common shares outstanding                      36,191      722      665                         37,578

Regions Financial Corporation
Notes to Unaudited Pro Forma Combined Condensed Statements of Income


a) To reflect elimination of amortization expense related to excess purchase price on ABI's books at acquisition.


b) To reflect amortization over 15 to 18 years of new excess purchase price resulting from acquisitions.


c)  To reflect interest expense on notes issued in the purchase of First
Fayette.


d) To reflect interest expense on debt issued used to fund the purchase of treasury stock to be issued in the ABI and Union transactions.


e) To reflect elimination of interest income forgone on assets used to fund the purchase of treasury stock to be issued in the Union transaction.


f) To reflect depreciation savings achieved through the consolidation of facility duplication.


g) To reflect the income tax provision related to adjustments to income arising out of the acquisition transactions.